VESSELS, NET	12 Months Ended
Dec. 31, 2018
VESSELS, NET [Abstract]
VESSELS, NET
4.	VESSELS, NET

Vessels, Net consist of the carrying value of 10 vessels for the year ended December 31, 2018 and December 31, 2017, respectively. Vessels, Net includes drydocking, engine overhaul costs and capitalized interest from the period of the vessel being constructed.

Depreciation is calculated based on cost less estimated residual value of $1.5 million per vessel over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All Figures in USD ‘000	2018	2017
Vessels	404,324	404,377
Drydocking	4,379	2,179
Engine Overhaul	5,246	3,737
Total	413,949	410,293
Less Accumulated Depreciation	76,956	59,658
Less impairment of vessels	160,079	-
Vessels, Net	176,914	350,635

Impairment Loss on Vessels

As of December 31, 2018, our operating fleet consisted of ten PSVs.  Our vessels are evaluated for possible impairment whenever events or changes in circumstances indicate that the carrying amount of a vessel may not be recoverable. If the estimated undiscounted future cash flows expected to result from the use of the vessel and its eventual disposition is less than the carrying amount of the vessel, the vessel is deemed impaired. Impairment charges may be limited to each individual vessel. We evaluated the carrying amount of our fleet at December 31, 2018 (consisting of ten PSVs) and we recorded an impairment charge of $160.1 million on these vessels for the year ended December 31, 2018.  An impairment charge was not recorded for the years ended December 31, 2017 or 2016. The amount of the impairment is measured as the difference between the carrying value and the estimated fair value of the vessel. The average of three broker estimates is used as a reflection of the fair market value of the vessels. This assessment is made at the individual vessel level as separately identifiable cash flow information for each vessel is available.
In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about its vessels' future performance, with the significant assumptions being related to charter rates, fleet utilization, operating costs, capital expenditures, residual value and the estimated remaining useful life of each vessel.
The assumptions used to develop estimates of future undiscounted cash flows for our impairment analysis are based on historical trends as well as future expectations. The estimated undiscounted cash flows are determined by estimating daily charter and utilization rates for the remaining operating days. The Company estimates daily charter and utilization rates for the remaining operating days considering the historical company-specific performance, average for similar vessels and utilizing available market data to estimate charter and utilization rates over the remaining estimated useful life of the vessel, assumed to be 25 years from the delivery of the vessel from the shipyard for PSVs, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating costs (including planned drydocking and engine overhaul expenditures). Future estimated charter rates in other currencies than USD are converted to USD based on an historical average conversion rate. For purposes of estimating future operating costs as part of our impairment test at December 31, 2018, we have applied a weighted company-specific average from the preceding three financial years and applied an annual growth factor of 2.0%.
When forecasting the daily charter rates for the remaining useful life of the vessels, we have applied an internally developed model in combination with external data. For the first and second year of our analysis we have applied the lowest of our weighted company-specific achieved average rates and the rates provided by a third party for the preceding three year period. For year three of our analysis we have applied a one year ramp up period where rates are based on 75% of the 15-year historical average rates provided by a third party, while applying a utilization rate of 75%. The ramp up period is applied to reflect a potentially slower return to historical activity levels. For the rates and utilization thereafter we use the 15-year historical average as provided by a third party.
For the 15-year historical average charter rate in GBP, provided by a third party, we have applied a 10-year average conversion rate between USD and GBP. The average conversion rate applied represents the historical exchange rate between USD and GBP, which we consider to be a representative approach for this currency swap also for the future periods.
Cost associated with vessels in lay-up have been included in the estimation for the relevant vessels and for the expected time of lay-up. No revenue is generated during lay-up.
When we calculate the expected undiscounted net cash flows for the vessels, we deduct operating expenses and expected cost of dry-docking and other expected capital expenditures from the operating revenues before adding an estimated scrap value of the vessel at the end of its useful life. The operating expenses applied are based on the forecasted operating cost for the vessels, which is adjusted in subsequent periods for expected growth. We have applied a compounded growth factor to the operating expenses. Estimated cash outflows for dry-docking are based on historical and forecasted expenditure. Vessel utilization is based on historical average levels achieved. The scrap value applied to our PSVs for purposes of the impairment testing at December 31, 2018 is assessed to be $1.5 million per vessel.
We have applied a probability-weighted approach (as per ASC 360-10-35-30) to reflect the possibility of different ranges and outcomes in our estimated cash flows. We recognize that there is more uncertainty related to assumption for cash flows that are several years ahead for long-lived assets like our vessels with a significant number of years left of remaining useful life and we have experienced a slower market recovery than expected in prior years. As such, we have prepared a probability based approach taking into account possible lower than expected outcomes for the main inputs to the model. The different outcomes are mainly applied to the long-term assumption in the model rather than the initial three-year period in our model.
We have applied probabilities to the following main inputs:
•	Rates
•	Utilization
•	Foreign currency conversion

Rates and utilization in the offshore industry are closely related. As demand for ships increases and supply decreases, the rates tend to be driven up. The oil sector has in recent years and especially after the financial crisis, become more coordinated and efficient as a result of lower prices per barrel and a strive for lower break even costs. In addition, there are many laid-up vessels and owners eager to get them back in operation, which in turn indicate that it will take time to get the rates and the utilization of the fleet up to historical levels. Based on this we have weighted our base case scenario that includes the assumptions discussed above with 70%, and a lower than expected scenario that includes the assumptions discussed below with 30%. We have considered the 12-year historical dayrates for PSVs, noting that rates in four out of these twelve years have been in the lower range and taken this into account when weighting the low case scenario.

In the low case scenario, we have excluded the peak period for utilization and rates pre-2009 and accordingly applied a 10-year average for rates and utilization. This estimate is applied for the cash flows from year four and onwards in the calculation. The rate applied in year three (ramp-up period) is set as 75% of the long-term rate.

In our base case we have applied the 10-year average currency rate. Historical data for this period shows a declining USD/GBP currency cross and in our low case scenario we have applied the three-year average currency rate.

The table below indicates the (1) charter rates applied in our impairment assessment, (2) company-specific achieved rates and (3) historical market rates for the North Sea, obtained from an external party.

	Rates used (1)				Achieved rates (2)		Market rates (3)
$ per day	First year	Second year	Third year	Thereafter	2018	2017	2004- 2018	2009- 2018
Rates	$9,523	$9,523	$13,067	$17,423	$$12,470	$10,784	$19,582	$14,874
Utilization	62%	62%	75%	84.6%	60%	65%	87%	82%

As a result of our impairment test, we have recorded an impairment loss of $160.1 million related to our ten PSVs to write the carrying values of these vessels down to their estimated fair values as of December 31, 2018.  During the years ended December 31, 2017 and 2016, the market value of our PSVs declined, and we identified impairment indicators.  However, in each of those years under our approach, we determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and therefore, an impairment charge was not recorded.